Exhibit 10.1

                  OPTION TO PURCHASE INTEREST IN MINING CLAIMS

Agreement made and effective this 8th day of February, 1996, by and between Idaho Mining & Development Co. of Cottonwood, Idaho 83522, hereinafter "Optionor", and, Idaho Consolidated Metals Corporation with primary office at 504 Main, Suite 470, Lewiston, Idaho 83501, hereinafter "Optionee".

The parties hereto recognize Optionor currently owns or has a leasehold interest in an undivided 40% interest in certain mining claims named the Golden Eagle Mine, a complete list and description of which is attached hereto and made a part hereof by reference, and Optionee is the undivided owner or leaseholder of a 60% interest therein.

The parties further recognize that Optionee is interested in a joint venture agreement with a third party mining company involving the entire property known as the Golden Eagle.

The parties hereto agree upon the terms and condition hereinafter set forth.

1. Definitions. The following terms and expressions shall have the following meanings:

     (a) "Construction" includes the supply, construction, erection and or installation of all reasonably required mining, milling and processing equipment and plant or improvements to be used for mining and treatment of Minerals, including open pit capital equipment, open pit preproduction stripping, underground capital equipment, underground mine preparation, accommodation facilities and buildings, ancillary equipment and buildings, engineering, office and on-site administration.

     (b) "Development" shall mean the activity, operations or work performed on the Property in preparing for the removal of a deposit of Minerals, or expansion of same, including sampling. metallurgical studies, site mapping and surveying, environmental studies, design engineering, obtaining governmental permits, shaft sinking underground drifting and drilling, site preparation, driving adits, buildings and improvements, access roads, housing and permanent accommodation facilities and engineering, office and on-site administration.

     (c) "Expenditures" in relation to Exploration, Development, Construction and or Mining means the aggregate of all reasonable direct or indirect expenses of or incidental to any or all of the foregoing.

     (d) "Exploration" shall mean the activity, operations or work performed for the purpose of ascertaining the existence, location, quantity, quality or extent of deposits of Minerals within the Property including drilling, assaying, geological geophysical and geotechnical surveys, studies and mapping, surveying, trenching, field support and engineering, on-site office and administration.

     (e) "Exploration and Evaluation Period" shall mean that period of time commencing with the execution hereof and terminating five years from that date, or such earlier date as Optionee may exercise its option to purchase as described in this Agreement.

     (f) "Minerals" means all minerals or substances of every nature and character whatsoever within the limits of the Property; whether or not at the time of execution of the Agreement any mineral was given any commercial consideration by the parties, but excluding minerals not subject to mineral location under the laws of the United states at the time each unpatented mining claim comprising the Property was located, which latter excluded items shall not be deemed the subject of this Agreement.

     (g) "Mining" shall mean the activity, operation or the carrying on of mining, extracting, producing and handling Minerals, and all other work incidental thereto, as the same shall be performed with and upon the Minerals including providing accommodation, transportation, milling, smelting, refining and other processing of Minerals performed in connection with such mining, extracting, producing and handling of Minerals.

     (h) "Property" shall mean those unpatented mining claims identified on the attached Exhibit A.

2. Title. Optionor hereby represents and covenants that (1) he owns the outright right to mine the property by lease or actual ownership free and clear of all liens and encumbrances, (2) he is in possession of a 40% interest in the subject property (3) he has no knowledge of any adverse claim or encumbrance upon the
Property, (4) the Property is in good standing under all applicable laws and regulations and all taxes, assessments and filings have been timely paid or filed, (5) he has the full right and authority to enter into this Agreement. Such covenants and warranties are continuing conditions of Optionee's obligations hereunder and shall be expressed in any conveyance to Optionee made pursuant to exercise of the option granted by this Agreement.

3. Initial Payment. As consideration for both the exploration rights and the option to purchase granted hereby, Optionee has paid $50,000 to Optionor, the receipt and sufficiency of which is hereby acknowledged by Optionor.

4. Work Program. Optionee shall incur the following Expenditures either by work conducted by Optionee in regard to high grade structures on the property, or by Optionee's third party joint venture partner in the event agreement is reached herewith.

     (i)  First Year                          $30,000
          ------------------------------      -------

     (ii) Second Year                         $50,000
          ------------------------------      -------

The only Expenditure obligation required of the Optionee is that set forth above. All work done on the subject mining claims shall be treated as beneficial to the outstanding 40% interest currently being optioned under this agreement for the purposes of Paragraph 4, expenditure requirements.

5. Patient Application. The parties recognize that 3 claims involved in this option are currently subject to Patent Application No. IDI-28539. The patent process requires that title to claims in the patent procedure remain with the patent applicant. Optionor hereby agrees to sign a separate lease on those 3 claims at the time this option is exercised if the patent process is still going on. Prior to the exercise of this option, Golden Eagle, Golden Eagle 2 and Golden Eagle 3 shall be subject to all the terms and conditions hereof. After the patent is issued; all mineral rights to the property shall go to Optionee and Optionor will sign a separate Quitclaim deed therefor.

6. Option to Purchase. Optionor hereby grants to Optionee an exclusive option to purchase the property for a total purchase price paid as follows: $50,000 upon signing this Option and 100,000 shares of Optionee's public trading stock, payable 60 days after the signing hereof and upon completion of document and title evaluation. The parties recognize the property has at least 1,000,000 oz. Of Au in the possible to probable category delineated by previous work and independently confirmed. Consequently, Optionee will pay Optionor an additional $500.000 from Au, production from the property commencing on the 5 year anniversary of this Option to be paid within 3 years thereafter. The unpaid balance to bear interest at 8% per annum.

The option hereby granted may be exercised any time prior to (5 years from date signed), upon written notice delivered to Optionor 10 days before the closing of the sale of the property as specified by Optionee in the notice; provided, however, that Optionee shall have performed all of the requirements, duties and obligations to be performed by it hereunder. At closing, Optionee shall deliver to Optionor the any remaining stock owed and a promissory note evidencing the payment of $500,000 as the value of existing ounces of Au. at signing hereof and Optionor shall deliver to Optionee an executed, acknowledged deed or other conveyance in proper form conveying the representative 40% undivided interest held by Optionor.

7. Possession during Exploration and Evaluation Period. Optionee shall have a complete right of access and use of the property as required for mining purposes. Optionor shall have right to ingress and egress to the three claims in Patent Application 101-28539.

8. Optionor's Covenants. Optionor covenants while the Agreement between the parties hereto is in effect:

     (a) Not to sell, transfer, encumber, suffer any lien upon, dispose of or deal in the property or title thereto.

     (b) To assist with Optionee in obtaining such permits and approval as Optionee may require or consider advisable to comply with all regulatory or governmental requirements which affect the property. In the event Optionee desires to apply for patent to any of the unpatented mining claims, excepting Golden Eagle, and Golden Eagle 2 and 3, currently subject of a patent application by Optionor, Optionor agrees to assist and cooperate with Optionee in such application, which applications shall be made in the name of Optionor.

     (c) To notify Optionee of any knowledge, communication or notice relating to the property.

     (d) To keep all information and data concerning the property secret and confidential and not to release any such information without prior written consent of Optionee.

     (e) That Optionee, so long as it performs all obligations and covenants on its part to be performed, shall peaceably possess and enjoy the property without interruption or disturbance from Optionor or any other person, firm or corporation.

9. Optionee's Covenants. Optionee covenants:

     (a) To keep the property in good standing by payment of all taxes and assessments including payment of all state and federal filings and other transfer fees necessary to maintain ownership in the properties.

     (b) To furnish Optionor promptly with copies of surveys, assays, drill logs, and other similar documents obtained by or for Optionee relating to the property.

     (c) To furnish Optionor annually with proposed programs of exploration work and budgets therefor prior to their implementation.

     (d) To pay and discharge all accounts, expenses, and charges incurred by it in respect to work on the property as they become due and to keep the title free of any lien.

     (e) To hold harmless Optionor from all liabilities, loss of any and all kinds and responsibility for environmental damages, charges, fines and penalties of every king resulting from activities of Optionee.

     (f) To timely prepare for submission (with contemporaneous copies to Optionor) all reports, affidavits, estimates and other filings or documentation of any and all types required to be submitted to local, state and federal government agencies having jurisdiction over the property during the term of this agreement.

10. Force Majeure. If Optionee is delayed or prevented from carrying out any Exploration, Development, Mining, or work programs as a result of causes beyond the reasonable control of Optionee (including without limiting the generality of the foregoing, acts of God, strikes, lockouts or other labor or industrial disturbances, restraints by, governmental agencies, interruptions by government or court orders, future orders of any regulatory body having Jurisdiction, delays caused by inability to obtain necessary permits or delays caused by environmental groups, entities or agencies, acts of the public enemy, wars, riots, sabotage, blockages, embargoes, insurrections, failure or inability to secure fuel, powers, materials, contractors or labor, depressed metal prices or other economic conditions, epidemics, snowslides, landslides, lightning, weather conditions materially preventing or impairing work, earthquakes, fires, storms, floods, washouts or explosions), the period of all such delays resulting from such causes or any of them shall be excluded in computing all periods of time within which Optionee must perform work or make payments both before and after exercise of the option to lease as well as the time within which Optionee may exercise the option herein described; provided, however that under no circumstances shall such option be extended beyond February 10, 200 1, and if not exercised by that time, said option shall lapse and all rights of Optionee to the Minerals and the Property shall be terminated.

11. Termination. The rights of Optionee granted hereby shall be subject to termination as follows:

     (a)   Termination.   Any  and  all  rights  of  Optionee   hereunder  shall
automatically terminate without any action of Optionor in the following events:

          (i) Optionee failing to perform at least the respective amounts of work (value) on or before each of the date set forth in paragraph 4(i).

          (ii) If Optionee has not exercised the option granted to it prior to its expiration as hereinafter provided.

          (iii) Nonrectification of substantial breach by Optionee of its obligations hereunder within 60 days of written notice, except, however, no such notice shall be required in the event of failure to make any payments as required by the terms of this Agreement.

     (b) Rights of Optionee on Termination. On termination, Optionee shall have one year to remove equipment owned or leased by it, but Optionee shall have no right to remove shaft and underground timbers and supports or framework necessary to the use or maintenance of shafts or approaches to mines or workings. After the removal period above provided any equipment remaining on the Property shall become the property of the Optionor.

     (c) Other Termination Rights/Duties. Optionee shall have the right at any time to terminate in respect to any part or parts of the Property by written notice given Optionor within the same period required for notice of termination of the Agreement as herein provided. On termination Optionee shall leave the Property or that part relinquished in a good and safe condition in accordance with local, state and federal laws.

12. Notices. Any notices due or to be delivered hereunder shall be deemed to have been delivered when the same shall have been placed in the United States mails, with sufficient postage affixed, certified, return receipt requested, addressed to the other party at the address set forth in paragraph 1 above. No change of address of any party shall be binding upon or effective as to any other party until 15 days after written notice thereof shall have been delivered to the other party.

13. If at any time prior to or after the exercise of this Option, Optionee concludes that no further mineral development or mining is warranted, a quitclaim deed or other conveyance back to Optionor will be provided upon Optionor's request.

14. Entire Agreement. This Agreement shall be construed in accordance with the laws of the State of Idaho except that all matters relating to unpatented mining claims shall be governed by applicable federal law and regulation. This Agreement constitutes the entire agreements between the parties. All other, prior or contemporaneous agreements or understandings between the parties are merged herein. No additions hereto or alterations hereof shall be binding upon either party until and unless a memorandum in writing expressing such action shall have been executed by both parties.

The parties hereto understand that this Agreement, is subject to approval of the Vancouver Stock Exchange and will be submitted therefore.

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

OPTIONOR:                               OPTIONEE


/s/ Joe Swisher                         /s/ Del Steiner
------------------------------          --------------------------------------
Joe Swisher, President                  Del Steiner, President
Idaho Mining & Development Co.          Idaho Consolidated Metals Corporation

May 14, 1997

Campney & Murphy
Barristers & Solicitors
2100 - 1111 W. Georgia Street
P.O. Box 48800
Vancouver, BC V7X 1K9

Attention: Ruth Chan

Dear Sir\Mesdames:

Re:  IDAHO CONSOLIDATED METALS CORP.
     Property Acquisition

This is to confirm that the Vancouver Stock Exchange has accepted for filing and agreement dated February 8, 1996, whereby the Company can acquire from Idaho Mining & Development Company Inc., a 40% interest in certain mining claims known as the Golden Eagle Mines, located in Idaho County, Idaho. Consideration consists of the payment of $50,000 US, the issuance of 100,000 common shares.

Should you have any questions, please contact the undersigned.

Yours truly,


/s/ Robert Kang
-----------------------------------
Robert Kang, CA
Corporate Analyst -PLAC
Corporate Finance Services

RK\lrp
cc   BC Securities Commission
     Idaho Consolidated Metals Corp.

Golden Eagle Claim List

List of Claims Kept - Sorted by ICM Number


Claim Name                BLM Serial #  Second BLM Serial #  Status   Date
----------               ------------   -------------------  ------   ----
Eagle               # 112     IMC 44040                     keep      07/31/98
Eagle               # 113     IMC 44041                     keep      07/31/98
Eagle               # 117     IMC 44045                     keep      07/31/98
Eagle               # 119     IMC 44047                     keep      07/31/98
Eagle               # 120     IMC 44049                     keep      07/31/98
Eagle               # 122     IMC 44051                     keep      07/31/98
Eagle               # 123     IMC 44052                     keep      07/31/98
Eagle               # 124     IMC 44053                     keep      07/31/98
Eagle               # 129     IMC 44058                     keep      07/31/98
Eagle               # 130     IMC 44059                     keep      07/31/98
Eagle               # 182     IMC 101740                    keep      07/31/98
Eagle               # 185     IMC 101743                    keep      07/31/98


Golden Eagle Claim List
List of Claims Dropped - Sorted by ICM Number


Claim Name                BLM Serial #  Second BLM Serial #  Status   Date
----------               ------------   -------------------  ------   ----
Eagle               # 57      IMC 415                       dropped   07/31/98
Eagle               # 56      IMC 416                       dropped   07/31/98
Eagle               # 55      IMC 417                       dropped   07/31/98
Golden Eagle        # 28      IMC 418                       dropped   07/31/98
Eagle               # 54      IMC 420   IMC 175134          dropped   07/31/98
Eagle               # 33      IMC 421                       dropped   07/31/98
Eagle               # 32      IMC 422   IMC 175128          dropped   07/31/98
Eagle               # 30      IMC 423   IMC 175127          dropped   07/31/98
Golden Eagle        # 19      IMC 424                       dropped   07/31/98
Golden Eagle        # 18      IMC 425   IMC 175124          dropped   07/31/98
Golden Eagle                  IMC 427   IMC 175119          dropped   07/31/98
Golden Eagle        # 29      IMC 3996                      dropped   07/31/98
Golden Eagle        # 30      IMC 3997                      dropped   07/31/98
Golden Eagle        # 31      IMC 3998                      dropped   07/31/98
Golden Eagle        # 32      IMC 3999                      dropped   07/31/98
Golden Eagle        # 33      IMC 4000                      dropped   07/31/98
Golden Eagle        # 34      IMC 4001                      dropped   07/31/98
Golden Eagle        # 35      IMC 4002                      dropped   07/31/98
Golden Eagle        # 36      IMC 4003                      dropped   07/31/98
Golden Eagle        # 37      IMC 4004                      dropped   07/31/98
Golden Eagle        # 38      IMC 4005                      dropped   07/31/98
Golden Eagle        # 39      IMC 4006                      dropped   07/31/98
Golden Eagle        # 40      IMC 4007                      dropped   07/31/98
Golden Eagle        # 41      IMC 4008                      dropped   07/31/98
Eagle               # 58      IMC 4009                      dropped   07/31/98
Eagle               # 59      IMC 4010                      dropped   07/31/98
Eagle               # 60      IMC 4011                      dropped   07/31/98
Eagle               # 61      IMC 4012                      dropped   07/31/98
Eagle               # 62      IMC 4013                      dropped   07/31/98
Eagle               # 64      IMC 4015                      dropped   07/31/98
Eagle               # 65      IMC 4016                      dropped   07/31/98
Eagle               # 66      IMC 4017                      dropped   07/31/98
Eagle               # 67      IMC 4018                      dropped   07/31/98
Eagle               # 68      IMC 4019                      dropped   07/31/98
Eagle               # 71      IMC 4022                      dropped   07/31/98
Eagle               # 39      IMC 9325  IMC 175130          dropped   07/31/98
Eagle               # 40      IMC 9326  IMC 175131          dropped   07/31/98
Eagle               # 75      IMC 9327  IMC 175136          dropped   07/31/98
Eagle               # 78      IMC 9330                      dropped   07/31/98
Eagle               # 79      IMC 9331                      dropped   07/31/98
Eagle               # 80      IMC 9332                      dropped   07/31/98
Eagle               # 81      IMC 9333                      dropped   07/31/98
Eagle               # 82      IMC 9334                      dropped   07/31/98
Eagle               # 83      IMC 9335                      dropped   07/31/98
Eagle               # 84      IMC 9336                      dropped   07/31/98
Eagle               # 85      IMC 9337                      dropped   07/31/98
Eagle               # 86      IMC 9338                      dropped   07/31/98
Eagle               # 87      IMC 9339                      dropped   07/31/98


Golden Eagle Claim List
List of Claims Dropped - Sorted by ICM Number


Claim Name                BLM Serial #  Second BLM Serial #  Status   Date
----------               ------------   -------------------  ------   ----

Eagle               # 88      IMC 9340                      dropped   07/31/98
Eagle               # 89      IMC 9341                      dropped   07/31/98
Eagle               # 90      IMC 9342                      dropped   07/31/98
Eagle               # 91      IMC 9343                      dropped   07/31/98
Eagle               # 92      IMC 9344                      dropped   07/31/98
Eagle               # 93      IMC 9345                      dropped   07/31/98
Eagle               # 94      IMC 9346                      dropped   07/31/98
Eagle               # 95      IMC 9347                      dropped   07/31/98
Eagle               # 96      IMC 9348                      dropped   07/31/98
Eagle               # 97      IMC 9349                      dropped   07/31/98
Eagle               # 98      IMC 9350                      dropped   07/31/98
Eagle               # 99      IMC 9351                      dropped   07/31/98
Eagle               # 100     IMC 9352                      dropped   07/31/98
Eagle               # 101     IMC 9353                      dropped   07/31/98
Eagle               # 102     IMC 9354                      dropped   07/31/98
Eagle               # 103     IMC 9355                      dropped   07/31/98
Eagle               # 104     IMC 9356                      dropped   07/31/98
Eagle               # 105     IMC 9357                      dropped   07/31/98
Eagle               # 106     IMC 9358                      dropped   07/31/98
Eagle               # 107     IMC 9359                      dropped   07/31/98
Eagle               # 108     IMC 9360                      dropped   07/31/98
Golden Eagle        # 2       IMC 11110 IMC 175120          dropped   07/31/98
Golden Eagle        # 3       IMC 11111 IMC 175121          dropped   07/31/98
Golden Eagle        # 5       IMC 11113                     dropped   07/31/98
Golden Eagle        # 6       IMC 11114                     dropped   07/31/98
Golden Eagle        # 8       IMC 11116                     dropped   07/31/98
Golden Eagle        # 9       IMC 11117                     dropped   07/31/98
Golden Eagle        # 10      IMC 11118                     dropped   07/31/98
Golden Eagle        # 11      IMC 11119                     dropped   07/31/98
Golden Eagle        # 12      IMC 11120                     dropped   07/31/98
Golden Eagle        # 13      IMC 11121                     dropped   07/31/98
Golden Eagle        # 14      IMC 11122                     dropped   07/31/98
Golden Eagle        # 15      IMC 11123                     dropped   07/31/98
Golden Eagle        # 16      IMC 11124                     dropped   07/31/98
Golden Eagle        # 17      IMC 11125                     dropped   07/31/98
Golden Eagle        # 20F     IMC 11126                     dropped   07/31/98
Golden Eagle        # 21F     IMC 11127 IMC 175125          dropped   07/31/98
Golden Eagle        # 22F     IMC 11128 IMC 175126          dropped   07/31/98
Golden Eagle        # 23      IMC 11129                     dropped   07/31/98
Golden Eagle        # 24      IMC 11130                     dropped   07/31/98
Golden Eagle        # 25      IMC 11131                     dropped   07/31/98
Golden Eagle        # 26      IMC 11132                     dropped   07/31/98
Golden Eagle        # 27      IMC 11133                     dropped   07/31/98
Golden Eagle        # 1       IMC 11134                     dropped   07/31/98
Golden Eagle        # 2       IMC 11135                     dropped   07/31/98
Golden Eagle        # 3       IMC 11136                     dropped   07/31/98
Golden Eagle        # 4       IMC 11137                     dropped   07/31/98
Golden Eagle        # 5       IMC 11138                     dropped   07/31/98


Golden Eagle Claim List
List of Claims Dropped - Sorted by ICM Number


Claim Name                BLM Serial #  Second BLM Serial #  Status   Date
----------               ------------   -------------------  ------   ----

Eagle               # 6       IMC 11139                     dropped   07/31/98
Eagle               # 7       IMC 11140                     dropped   07/31/98
Eagle               # 9       IMC 11142                     dropped   07/31/98
Eagle               # 10      IMC 11143                     dropped   07/31/98
Eagle               # 12      IMC 11145                     dropped   07/31/98
Eagle               # 13      IMC 11146                     dropped   07/31/98
Eagle               # 15      IMC 11148                     dropped   07/31/98
Eagle               # 16      IMC 11149                     dropped   07/31/98
Eagle               # 18      IMC 11151                     dropped   07/31/98
Eagle               # 19      IMC 11152                     dropped   07/31/98
Eagle               # 21      IMC 11154                     dropped   07/31/98
Eagle               # 22      IMC 11155                     dropped   07/31/98
Eagle               # 23      IMC 11156                     dropped   07/31/98
Eagle               # 24      IMC 11157                     dropped   07/31/98
Eagle               # 25      IMC 11158                     dropped   07/31/98
Eagle               # 26      IMC 11159                     dropped   07/31/98
Eagle               # 27      IMC 11160                     dropped   07/31/98
Eagle               # 28      IMC 11161                     dropped   07/31/98
Eagle               # 29      IMC 11162                     dropped   07/31/98
Eagle               # 31      IMC 11163                     dropped   07/31/98
Eagle               # 34      IMC 11164 IMC 175129          dropped   07/31/98
Eagle               # 35      IMC 11165                     dropped   07/31/98
Eagle               # 36      IMC 11166                     dropped   07/31/98
Eagle               # 37      IMC 11167                     dropped   07/31/98
Eagle               # 38      IMC 11168                     dropped   07/31/98
Eagle               # 41      IMC 11169 IMC 175132          dropped   07/31/98
Eagle               # 42      IMC 11170 IMC 175133          dropped   07/31/98
Eagle               # 43      IMC 11171                     dropped   07/31/98
Eagle               # 44      IMC 11172                     dropped   07/31/98
Eagle               # 45      IMC 11173                     dropped   07/31/98
Eagle               # 46      IMC 11174                     dropped   07/31/98
Eagle               # 47      IMC 11175                     dropped   07/31/98
Eagle               # 48      IMC 11176                     dropped   07/31/98
Eagle               # 49      IMC 11177                     dropped   07/31/98
Eagle               # 50      IMC 11178                     dropped   07/31/98
Eagle               # 51      IMC 11179                     dropped   07/31/98
Eagle               # 52      IMC 11180                     dropped   07/31/98
Eagle               # 53      IMC 11659                     dropped   07/31/98
Golden Eagle        # 19X     IMC 13965                     dropped   07/31/98
This Is It Placer             IMC 29189 IMC 175152          dropped   07/31/98
Eagle               # 109     IMC 44037                     dropped   07/31/98
Eagle               # 110     IMC 44038                     dropped   07/31/98
Eagle               # 111     IMC 44039                     dropped   07/31/98
Eagle               # 114     IMC 44042                     dropped   07/31/98
Eagle               # 115     IMC 44043                     dropped   07/31/98
Eagle               # 116     IMC 44044                     dropped   07/31/98
Eagle               # 118     IMC 44046                     dropped   07/31/98
Eagle               # 119A    IMC 44048                     dropped   07/31/98


Golden Eagle Claim List
List of Claims Dropped - Sorted by ICM Number


Claim Name                BLM Serial #  Second BLM Serial #  Status   Date
----------               ------------   -------------------  ------   ----

Eagle               # 121     IMC 44050                     dropped   07/31/98
Eagle               # 125     IMC 44054                     dropped   07/31/98
Eagle               # 126     IMC 44055                     dropped   07/31/98
Eagle               # 127     IMC 44056                     dropped   07/31/98
Eagle               # 128     IMC 44057                     dropped   07/31/98
Eagle               # 131     IMC 95654                     dropped   07/31/98
Eagle               # 132     IMC 95655                     dropped   07/31/98
Eagle               # 133     IMC 95656 IMC 175137          dropped   07/31/98
Eagle               # 134     IMC 95657                     dropped   07/31/98
Eagle               # 135     IMC 95658                     dropped   07/31/98
Eagle               # 136     IMC 95659                     dropped   07/31/98
Eagle               # 137     IMC 95660                     dropped   07/31/98
Eagle               # 138     IMC 95661                     dropped   07/31/98
Eagle               # 139     IMC 95662                     dropped   07/31/98
Eagle               # 140     IMC 95663                     dropped   07/31/98
Eagle               # 141     IMC 95664                     dropped   07/31/98
Eagle               # 142     IMC 95665                     dropped   07/31/98
Eagle               # 143     IMC 95666                     dropped   07/31/98
Eagle               # 144     IMC 95667                     dropped   07/31/98
Eagle               # 145     IMC 95668                     dropped   07/31/98
Eagle               # 146     IMC 95669                     dropped   07/31/98
Eagle               # 147     IMC 95670                     dropped   07/31/98
Eagle               # 148     IMC 95671                     dropped   07/31/98
Eagle               # 149     IMC 95672                     dropped   07/31/98
Eagle               # 150     IMC 95673                     dropped   07/31/98
Eagle               # 151     IMC 95674                     dropped   07/31/98
Eagle               # 152     IMC 95675                     dropped   07/31/98
Eagle               # 153     IMC 95676                     dropped   07/31/98
Eagle               # 154     IMC 95677                     dropped   07/31/98
Eagle               # 155     IMC 95678                     dropped   07/31/98
Eagle               # 156     IMC 95679                     dropped   07/31/98
Eagle               # 157     IMC 95680                     dropped   07/31/98
Eagle               # 178     IMC 101736                    dropped   07/31/98
Host Wheel Barrow   # 1       IMC 123246                    dropped   07/31/98
Host Wheel Barrow   # 2       IMC 123247                    dropped   07/31/98
Host Wheel Barrow   # 3       IMC 123248                    dropped   07/31/98
Golden Eagle        # 4       IMC 175122                    dropped   07/31/98
Golden Eagle        # 7       IMC 175123                    dropped   07/31/98
Eagle               # 63      IMC 175135                    dropped   07/31/98
We Found It         # 3       IMC 177711                    dropped   07/31/98
We Found It         # 4       IMC 177712                    dropped   07/31/98
